Exhibit 13.1

Discover Sign Up Login          F      R      i   Elio Motors  $6,800* • 84 MPG** • American Made  R  http://www.eliomotors.com/elio- motors ? Phoenix, AZ ? Transportation/Automotive    PITCH TEAM TERMS UPDATES RESERVE MY SHARES FOLLOW  Elio Motors, Inc.  Elevator Pitch:  Welcome to Elio Motors, a revolutionary startup altering the course of American transportation. With the  help of StartEngine.com we’ve launched a crowdfunding initiative - a chance for you to buy in and share our dream. Join us today! #AlterTheCourse  ? https://www.facebook.com/ElioMotors  ? twitter.com/@eliomotors  ? Phoenix, AZ  Tweet    The Pitch      A few short years ago, automotive enthusiast Paul Elio sized up the prevailing status quo of personal  transportation. He saw the soaring costs of the vehicles we drive. He saw fuel prices spike to record highs  almost daily. He saw Americans struggling with an economy that was taking too much and giving back too  little. Paul Elio decided that the world was ready for something radically new. The result? A three-wheeled masterpiece of automotive brilliance that bears his name.  The American made two-seater Elio is affordable, fuel-efficient and fun to drive. And, it's already gained the attention of 43,000+ who have reserved their place in line.   In a nutshell, Elio is a stand-alone solution for today’s generation of drivers. Gas prices are constantly  spiking. Cars themselves cost more than houses did a few short years ago. And in case you haven’t  noticed, the world, and personal space along with it, is shrinking. We simply need to evolve to more  efficient and practical forms of transportation. We need a new way to get around. Elio is that new way. Never has different, sexy and fun tag-teamed so well with serious, practical and smart.        The Elio fifth generation prototype (P5) was announced June 8, 2015. Refinements include: improved aerodynamics, production intent drivetrain (Elio Motors prototype engine specifically developed by IAV and transmission from Aisin) and updated interior.         The Elio will be manufactured at a former GM plant in Shreveport, La., and is expected to create 1,500 jobs at the facility and another 1,500 jobs at supplier companies. The potential ripple effect will create an additional 18,000 jobs nationwide.                Elio Motors is laser focused on cost savings including everything from engineering decisions, supplier relationships, options packaging, the retail network, and service arrangement. Focus on detail in each of these areas keeps total costs down.    Elio Motors is truly changing the way vehicles are manufactured in the world. The entire team is laser focused on cost savings by bringing together the most notable auto suppliers in the world to collaborate on engineering and to supply the parts to achieve the high mileage, low price goal.  Innovative engineering, supplier relationships, retail and service networks and options packages take cost out of the vehicle wherever possible. This is a first.    Elio Motors plans to offer a network of stand-alone Retail Centers. Similar to Tesla’s direct consumer sales, Elio’s self-owned Retail Centers are designed to turn the new car sales model completely on its head.  Refreshingly different, these Retail Centers will be staffed by Elio-trained certified specialists — a team that customers can trust knows the Elio inside and out. Additionally, every visitor will get the same high service, low-pressure experience without the old-school haggling element found in traditional dealerships.          Elio Motors is partnering with Pep Boys to be the official Elio Service Center. Pep Boys is the nation’s  leading automotive aftermarket service and retail chain with 800 locations and 7,500 service bays in 35  states and Puerto Rico. This means Elio owners will have access to more locations than major automotive  players such as Volkswagen, Kia, Mazda and Subaru. Through Pep Boys proven service network,  convenient options for warranty work and routine service appointments will be available to approximately  90 percent of all Elio owners.            Elio’s Safety Management System includes three airbags, reinforced steel frame with side intrusion beams, Anti-Lock Braking System, stability control and crush zones for the front and back.      Paul Elio has built his company around a simple premise. Just about everyone can find a compelling reason to purchase an Elio.      “Clunker” owners have an alternative. There are approximately 95 million “clunkers” on the road today. With an expected low price of just $6,800, combined with the potential of $1,500 in annual fuel savings, a new vehicle is within reach for the masses.    Money is usually pretty tight during the college years, yet mobility is still important. Elio Motors, at an expected price $6,800 and up to 84 MPG, provides an economical way for students to get to and from class, or to come home from campus for the weekend.      An Elio, with its front-and-back tandem seating, eliminates having a friend ride “shotgun” and cuts down on potential distractions.      Finally, the vehicle’s unique styling makes it attractive to a wide variety of auto enthusiasts. The eyecatching, aerodynamic design and unique cockpit-like interior have been a hit with auto enthusiasts and also cross over to aviation enthusiasts, as well.       Recent changes to the law make equity crowdfunding under Regulation A an opportunity for private  companies to let anyone invest. This is the next natural step in a multi-pronged funding strategy for Elio  Motors in their march toward production. Aligned with Paul Elio's vision of bringing this vehicle to the  masses, equity crowdfunding opens ownership opportunities to literally millions of Americans.           A graduate of the General Motors Institute, and the Engineering and Management Institute (now Kettering University) in Flint, Michigan, Paul Elio has held various patents, worked for Johnson Controls and was a founding partner of Tempe-based ESG Engineering.  “This is an all-consuming passion for me and we are building a vehicle that will fill an important niche for low-cost, highly fuel efficient transportation. The time is right for this vehicle and I look forward to the day these vehicles begin rolling off the assembly line. It will literally change the world.” - Paul Elio       James Holden   Mr. Holden is the former Chief Executive Officer of DaimlerChrysler, where he worked in various leadership  positions for 19 years. His roles included Executive Vice President of Sales and Marketing responsible for  directing all of the automaker’s sales, fleet and marketing organizations in the United States, Mexico and  Canada, including Mopar parts operations. Mr. Holden was a director of Motors Liquidation Company until its dissolution in December 2011.   Hari Iyer    Mr. Iyer brings nearly 25 years of product development, business strategy and operations expertise in the automotive industry, and brings to Elio Motors his valuable experience from several executive level and senior operating positions for established and startup automotive companies.  Most recently, Mr. Iyer was Executive Vice President at Envia Systems, a Silicon Valley battery company  backed by venture investors, where he led all aspects of business strategy and product commercialization.  Prior to Envia, Mr. Iyer was Vice President, Engineering at Next Autoworks, a Kleiner Perkins and Google  Ventures funded company. At Next, Mr. Iyer set the original vehicle architecture, led the selection of vehicle  technologies and suppliers, was responsible for all module engineering teams (Powertrain, Chassis,  Exterior, Interior, Electrical & Vehicle Integration), and was accountable for all vehicle goals, including  Safety, Bill of Materials Cost, Fuel Economy, Drivability, Vehicle Dynamics, Craftsmanship and Product  Quality.  Before Next Autoworks, he was co-founder and Chief Operating Officer at ESG Engineering, a product  development firm specializing in automotive and clean tech applications. Mr. Iyer began his automotive  career at Johnson Controls (JCI) Automotive Systems Group, where he was involved in several OEM  programs for interiors components.   Stuart Lichter   Mr. Lichter is founder, President and Chairman of the Board for IRG, LLC. Mr. Lichter has held positions  with General Services Administration of the United States Government, Mortgage Loan Department of New  York Life Insurance Company, Marine Midland and started Quadrelle Realty Services, Inc. In recent years,  he has acquired, in various forms and partnerships, over 100 industrial and commercial properties with a total size in excess of 100,000,000 square feet-making his portfolio the largest private holding of industrial and commercial real estate in the nation. Mr. Lichter is a national leader in transforming former military bases and industrial sites into thriving retail, residential and business.   David C. Schembri   Mr. Schembri previously was the President of smart USA, a Penske Automotive Group company. He was  responsible for the successful launch of smart USA (a division of Mercedes-Benz), which included  establishing and maintaining a sales and service retail network, customer relations, logistics, advertising,  marketing, PR, government relations, and a parts distribution network.   Mr. Schembri has over 35 years of automotive experience. The majority of his career was realized in various  executive positions at Mercedes-Benz and Volkswagen. While at Mercedes Benz, Dave served as both the  Vice President of Sales and Vice President of Marketing. During his tenure, Schembri was responsible for  several successful product launches while the company recorded 11 consecutive record years in new vehicle sales.   Mr. Schembri is currently the CEO of the Active Aero Group, a Platinum Equity Company.   Ken Way   Mr. Way served as the Chief Executive Officer of Lear Corporation from 1988 to September 2000 and  Chairman of the Board from 1988 to December 2002. Mr. Way served with Lear Corporation and its  predecessor companies for 37 years in various engineering, manufacturing and general management  capacities. During his career he has served as a Director for several organizations, including Wesco  International Inc., Wesco Distribution, Inc., CMS Energy Corporation, North American Rubber Inc., Cooper- Standard Holdings Inc. (formerly, Cooper- Standard Automotive Inc.), Cooper-Standard Automotive NC    L.L.C. and Cooper-Standard Automotive FHS Inc.      Interested in owning a piece of the future? If the Securities and Exchange Commission (SEC) qualifies the  Elio Motors offering, you may be able to - by owning shares in Elio Motors - the visionary transportation  startup that aims to revolutionize personal transportation. With $70M raised, 43,000+ vehicle reservations,  $290M worth of pre-orders, and a 1.8M square foot state-of-the-art manufacturing facility in Shreveport, Louisiana, now is the time to get in on the action.  This opportunity is now available to Americans across the country. Place your "indication of interest" in Elio  Motors in the upper right hand corner of this campaign page. This is a unique opportunity for our current  reservation holders and supporters to get in on the ground floor of an American company that will  fundamentally transform the U.S. economy for the generations that follow.   Elio Motors believes in the American dream. In innovation. In making a difference in the world. That  together, we can “alter the course" not only of transportation, but of people's lives. You can help us make a  difference.  Join us today by expressing interest in investing in Elio Motors. Those who do so will be notified  when our preliminary offering circular is available.      Henry Ford built his first gasoline-powered horseless carriage, the Quadricycle, in the shed behind his  home. Five years later, he founded the Ford Motor Company. In order to meet overwhelming demand for  the new-fangled automobile, Ford introduced new mass-production methods, including large production  plants and the use of standardized and interchangeable parts.   Today, there’s a new trailblazer working tirelessly to alter the course of history. His name is Paul Elio. He is  gearing up to become the next Henry Ford and this is the public’s first opportunity to invest in Elio Motors at  the ground level. You can be a part of the $52 billion U.S. personal transportation industry and own a part  of the next new U.S. vehicle manufacturer. But you have to act now!   Imagine if someone had offered you a chance to buy shares in Tesla in 2010. Elio is that opportunity today and we are offering shares for a limited-time, don’t let this opportunity pass by you, express your interest in investing in Elio today!        NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED AT THIS TIME, AND IF SENT IN TO ELIO MOTORS, WILL NOT BE ACCEPTED.  NO OFFER TO BUY SECURITIES OF ELIO MOTORS CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED  UNTIL ELIO MOTOR’S OFFERING STATEMENT IS QUALIFIED.  ANY SUCH OFFER TO BUY SECURITIES MAY BE WITHDRAWN OR  REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ITS ACCEPTANCE IS GIVEN AFTER  THE QUALIFICATION DATE.  ANY INDICATIONS OF INTEREST IN ELIO MOTOR’S OFFERING INVOLVES NO OBLIGATION OR COMMITMENT  OF ANY KIND.  THE OFFERING MATERIALS MAY CONTAIN FORWARD-LOOKING STATEMENTS AND INFORMATION RELATING TO, AMONG OTHER  THINGS, THE COMPANY, ITS BUSINESS PLAN AND STRATEGY, AND ITS INDUSTRY.  THESE FORWARD-LOOKING STATEMENTS ARE  BASED ON THE BELIEFS OF, ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO THE COMPANY’S MANAGEMENT.  WHEN USED IN THE OFFERING MATERIALS, THE WORDS “ESTIMATE,” “PROJECT,” “BELIEVE,” “ANTICIPATE,” “INTEND,” “EXPECT” AND  SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, WHICH CONSTITUTE FORWARD LOOKING  STATEMENTS. THESE STATEMENTS REFLECT MANAGEMENT’S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND ARE  SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE THE COMPANY’S ACTUAL RESULTS TO DIFFER MATERIALLY FROM  THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS.  INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON  THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE ON WHICH THEY ARE MADE.  THE COMPANY DOES  NOT UNDERTAKE ANY OBLIGATION TO REVISE OR UPDATE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER SUCH DATE OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.    About Connect Join Legal Blog Facebook Investors Terms of Use About Us Twitter Privacy Policy How It Works  FAQs       IMPORTANT MESSAGE: www.StartEngine.com (the “Site”) is a website owned and operated by StartEngine LLC (“StartEngine”). By accessing this Site  and any pages on this Site, you agree to be bound by its Terms of Use and Privacy Policy, as may be amended from time to time without notice or  liability. Investment opportunities posted on the Site are “test-the-waters” communications by issuers to gauge interest in a future offering of the  company’s securities. StartEngine is not an investment advisor, broker-dealer or crowdfunding portal and does not engage in any activities requiring any  such registration. The proposed securities offerings posted on the Site are available to all investors. 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The securities offered on  this Site can only be marketed in jurisdictions where public solicitation of offerings are permitted; it is solely your responsibility to comply with the laws and  regulations of your country of residence.  Copyright © 2015 StartEngine LLC. All rights reserved.    8/21/2015 Letter from Paul Elio: Latest Elio Motors Milestone           June 19, 2015     Hello CONTACT.FIRSTNAME,   Today is yet another monumental day in the history of Elio Motors.  As of June 19, 2015,  everyday folks now have a new market where they can invest in private companies like Elio  Motors. In an unprecedented development in March, the Securities and Exchange Commission (SEC) finalized rules under Title IV of the Jumpstart Our Business Startup (JOBS) Act, paving the way for private companies to raise up to $50M from nonaccredited investors. This new ruling is known as “Regulation A+.”  This campaign is another funding step towards our ultimate goal of production. In March 2015, we pursued a Rule 506(c) offering, which allowed Elio Motors to offer accredited investors the opportunity to buy into Elio Motors.  As a valued supporter, we wanted you to know that Elio Motors is taking its movement to the  masses. From now until July 31, 2015, you will have the opportunity to declare interest* in  making an investment in Elio Motors. That's right: you could own a piece of the company that is  revolutionizing the way we get from Point A to Point B. Click here to learn more about this  offering.  The long awaited promise of democratizing investment in startups and small businesses across the country has arrived. Join us in “Altering the Course” of personal transportation: be a part of Elio Motors today.    Warm Regards,       Paul Elio  https://preview.hs-sites.com/_hcms/preview/content/2974179747?preview_key=JwXDg4Cj&_preview=true&portalId=358290 1/2   8/21/2015 Letter from Paul Elio: Latest Elio Motors Milestone * No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s  offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or  commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Vehicle Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/2974179747?preview_key=JwXDg4Cj&_preview=true&portalId=358290 2/2   8/21/2015 An important announcement from Elio Motors           June 20, 2015     Hello CONTACT.FIRSTNAME,  This week, Elio Motors announced another milestone in its company history. As of June 19, 2015, everyday folks now have a new market where they can invest in private companies like Elio Motors. In an unprecedented development in March, the Securities and Exchange  Commission (SEC) finalized rules under Title IV of the Jumpstart Our Business Startup (JOBS) Act, paving the way for private companies to raise up to $50M from nonaccredited investors. This new ruling is known as “Regulation A+.”  This campaign is another funding step towards our ultimate goal of production. In March 2015, we pursued a Rule 506(c) offering, which allowed Elio Motors to offer accredited investors the opportunity to buy into Elio Motors.  As a valued supporter, we wanted you to know that Elio Motors is taking its movement to the  masses. From now until July 31, 2015, you will have the opportunity to declare interest* in  making an investment in Elio Motors. That's right: you could own a piece of the company that is  revolutionizing the way we get from Point A to Point B. Click here to learn more about this  offering.  The long awaited promise of democratizing investment in startups and small businesses across the country has arrived. Join us in “Altering the Course” of personal transportation: be a part of Elio Motors today.    Warm Regards,       Paul Elio  https://preview.hs-sites.com/_hcms/preview/content/3021036165?preview_key=N0a2eria&_preview=true&portalId=358290 1/2   8/21/2015 An important announcement from Elio Motors * No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s  offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or  commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Vehicle Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3021036165?preview_key=N0a2eria&_preview=true&portalId=358290 2/2   8/21/2015 Elio Motors: 2015 Milestones    Elio Motors Momentum v6                Looking Back on an Elio Growth Spurt  Most parents can relate to this scenario. When they are around a child every day, sometimes it’s easy to miss subtle changes. But, flip through a photo album from just a year earlier and it hits home how much they’ve really grown.  The Elio team is like that parent. And, the Elio is our baby. Each day, we are grinding it out, doing everything we can to get this vehicle - your vehicle - to production. Sometimes, it’s easy to overlook the growth.  Every now and then we like to take a step back and take a look through the metaphorical photo album at progress we’ve made. Today, we’re taking a look back just six months. But, it’s been a remarkable six months!  In January, we announced that our new engine from IAV was completed and ready to take to the testing phase. Early on in the project, we realized we needed to  build an engine from the ground up that would provide the fuel economy and driving characteristics that our customers would demand. We turned to IAV, an  industry icon who has designed engines for the likes of Mercedes and BMW. Getting to the testing phase was a significant hurdle to clear.               IAV developed engine for Elio Motors  In February, we topped the 40,000 reservation mark. Again, this was an important milestone, as it was just 12 months earlier that we hit 10,000 reservations. Consumer acceptance is growing. People simply love this concept.  March saw a flurry of activity. We introduced legislation to create the autocycle category. The engine was unveiled and we shared video of a running engine. Elio  Motors is the first startup vehicle manufacturer in 60 years to develop its own brand new internal combustion engine from the ground up. And, we launched an  opportunity through JOBS Act legislation to allow accredited investors to buy into the company.  In April, we had a coming out party of sorts. Elio Motors exhibited at the New York Auto Show, one of the most important motor shows on the planet. The event  put Elio Motors on a worldwide stage with the rest of the global auto industry.  Fifth Generation Prototype, P5  After catching our breath for a few weeks, we came back with a vengeance in June, as our Supplier Summit yielded a monumental result - we were able to  launch the build for the next generation prototype, the P5. This crucial step was made possible by the JOBS Act fundraising effort that kicked off in March.  Just this week, we announced another fund raising strategy based on the JOBS Act. Regulation A+ allows private companies the chance to offer shares to the  general public. Elio Motors is partnering with StartEngine.com, a crowd-funding platform based out of Los Angeles, to launch this initiative. Crowd-funding is  gaining significant momentum and now is a viable option for start-ups to raise capital. Much like the JOBS Act strategy in March, this is one more strategy we are  https://preview.hs-sites.com/_hcms/preview/content/3008622600?preview_key=2dv2Bac8&_preview=true&portalId=358290 1/2   8/21/2015 Elio Motors: 2015 Milestones employing to help us in our fundraising efforts.  In addition to those tangible signs of growth, we continued to grab the world’s attention. In January at the Consumer Electronics Show (CES), attendees named  the Elio “the product they’d most like to take home.” In February, Elio Motors was featured on The Henry Ford’s Innovation Nation with Mo Rocca, a nationwide  television show highlighting innovators from across the country. We also generated feature stories on Elio Motors and its quest in the New York Times and Wall Street Journal, two of the most prestigious and influential publications in the world.  So, here’s to a great run in the first half of 2015. We hit some important milestones and turned a lot of heads. Upon reflection, we’ve come a long way in a short  period of time.  But, we know the best is yet to come. The next six months promise to bring more growth - more people who want a place in line, more progress with our prototype build, maybe even a little more press from some industry influencers.  Of course, we’ll be so busy with our nose to the grindstone that we won’t notice. But, we’ll sit down again in six months, pull out that metaphorical photo album once again and exclaim “My, how you’ve grown.”               No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3008622600?preview_key=2dv2Bac8&_preview=true&portalId=358290 2/2   8/21/2015 The latest buzz to share   People are talking about Elio, and we like what they're saying. Compliments like "dream car of the future" (New York Times), "transportation revolution" (Yahoo! Finance), and "the future of the automobile industry"  (American Live Wire) let us know we're on the right track. When we decided to make a vehicle with an expected price of just $6,800* that gets up to 84 MPG, that's the kind of praise we hoped for.   And now, thanks to changes in Regulation A+ and the help of StartEngine.com**, the dream of an affordable,  highly fuel-efficient vehicle is gaining momentum and coming closer to reality. Those who support our cause are important to our process of creating the vehicle, creating jobs, and creating the future of transportation.   Make your “All In” nonrefundable reservation today and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  https://preview.hs-sites.com/_hcms/preview/content/3027251240?preview_key=uP-fOQTA&_preview=true&portalId=358290 1/3   8/21/2015 The latest buzz to share An official place in line as one of 42,000+ reservation holders for as little as $100 Limited edition Elio "Bring the Heat" Tshirt (now through June 30, 2015)  Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800             * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors  can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be  https://preview.hs-sites.com/_hcms/preview/content/3027251240?preview_key=uP-fOQTA&_preview=true&portalId=358290 2/3   8/21/2015 The latest buzz to share  withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any  indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3027251240?preview_key=uP-fOQTA&_preview=true&portalId=358290 3/3   8/21/2015 Letter from Paul Elio           June 23, 2015     Dear CONTACT.FIRSTNAME,  As part of a select group of Elio reservation holders, I wanted to let you know that I have asked  Mike Zarraga, Senior Vice President of Business Development for Network 1 Financial  Securities, Inc., to reach out to you to discuss the investment opportunity now available with Elio  Motors and that is being offered through his firm. This is truly a unique opportunity to help us  achieve our goals of building an affordable, safe, and fun to drive vehicle here in the USA.  I believe the Elio is truly the right vehicle at the right time for many reasons.  I also believe our  Convertible Note offering has the potential to produce meaningful returns for you, and is  structured in a way that also has real collateral backing the notes. I hope you’ll take the time to  speak with Mike directly as a means to better understand if this opportunity is a viable option for  you.  In the meantime, feel free to contact Mike Zarraga at 732-558-2935 or via email at mz@netw1.com, for more information.  Once again, we appreciate your support in working towards making the Elio a reality. Kindest regards,        Paul Elio              Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US https://preview.hs-sites.com/_hcms/preview/content/2991540761?preview_key=Bc3J7lma&_preview=true&portalId=358290 1/2   8/21/2015 Letter from Paul Elio  You received this email because you are subscribed to Vehicle Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/2991540761?preview_key=Bc3J7lma&_preview=true&portalId=358290 2/2   8/21/2015 Success of Crowdfunding Initiative    Elio Motors Momentum v7                Every Revolution Needs Its Thomas Paine - How One Fan is Helping Spread the Word    Paul Elio really is out to change the world.  Elio Motors is a revolutionary company in just about every way. This includes the vehicle itself, how we work with our suppliers, how it will be sold and serviced, and now, how we are going to finance the company. The groundbreaking crowdfunding strategy made possible by the 2012 JumpStart Our Business Start-up (JOBS) Act is helping us raise capital and is providing exciting ownership opportunities for everyday people.  You’ve heard us talk about how we are changing the world a lot here, obviously. But, once in a while, we see a comment from a fan that perfectly captures the essence of what we are trying to accomplish. It’s sort of like the Revolutionary War had Thomas Paine and “Common Sense.”  Here’s one from a fan who goes by the handle Art Vandalay on the Elio Motors Owners Association Facebook Page (yes, we know…Art Vandalay was a fictional fictional character on Seinfeld, but the sentiments here are very real!)  “I'm in! This is not just about money. This is about changing the game. If you want to change the world, you have to start somewhere. This is about more than  making a few bucks on an investment. This is about launching a company that can change the way the entire world looks at personal transportation. It's about  saving energy; saving the environment; bringing mobility to those that could not otherwise afford it; creating jobs that matter; making our country safer and more  prosperous. This is not without risk, but nothing worth doing is without risk. There is a time for discussion and a time for action. We've been discussing long  enough. Let’s do this!"  We couldn’t have said it better ourselves. We are excited about the crowdfunding strategy and our relationship with crowdfunding platform StartEngine.com. If you’ve typed Eliomotors.com into your browser, you might have been a bit surprised to see a different look for the company. We’ll be on the StartEngine page until approximately July 31 as we “test the waters” for potential investors.  We can’t comment on the success of this campaign to date, but can express how incredibly pleased we are with the response as it appears there are others out there like Art Vandalay (the Elio Fan, not the George Costanza alter-ego) who have chosen to follow Paul’s mantra to `do something’ as well.  In the meantime, if you are an Elio fan, spread the word. While we have to be careful with what we say, you don’t. Tell your friends, tell your neighbors. Have  them check out StartEngine.com to see if an Elio Motors investment might be for them.  https://preview.hs-sites.com/_hcms/preview/content/3018822462?preview_key=A4iEMY0e&_preview=true&portalId=358290 1/2   8/21/2015 Success of Crowdfunding Initiative      No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3018822462?preview_key=A4iEMY0e&_preview=true&portalId=358290 2/2   8/21/2015 What is changing with Elio Motors?                June 27, 2015   Hello CONTACT.FIRSTNAME,   If you’ve typed “eliomotors.com” into your browser lately, you might have been a bit  surprised by a totally different look. Fear not! It’s all part of our fundraising strategy to get Elio Motors one step closer to production.   Here’s what’s going on:  Elio Motors has partnered with StartEngine.com, a platform for crowdfunding investments. A new Securities and Exchange Commission (SEC) ruling, Regulation A+, has made it possible for start-up companies to “test the waters” and see if there is sufficient interest from potential investors. StartEngine.com is assisting us with this effort so that we can stay in compliance with the regulation.   When you land on the Elio Motors page at StartEngine.com, you will see a lot of  background on the company, but you’ll also see a button that says “Reserve your  Shares.”  Clicking this button allows you to sign up and indicate how much you’d like to invest in Elio Motors. After July 31, Elio Motors will then decide how best to proceed with filing an offering statement with the SEC and once that offering statement is qualified by the SEC, Elio Motors can make a formal stock offer to interested investors.  We’ve been quite open about our need to raise money to move forward. Our most recent offering to accredited investors back in March helped us raise enough capital to begin building the P5. This was a huge step forward for the company. Funds raised from the recent Regulation A+ initiative will help us get to P6 and beyond.  It’s also an incredible opportunity for Elio fans. Not only can you reserve an Elio, you can now actually OWN A PART OF THE COMPANY! We are making history, and we hope you will come along for the ride!  https://preview.hs-sites.com/_hcms/preview/content/3019373017?preview_key=puk6LQPx&_preview=true&portalId=358290 1/3   8/21/2015 What is changing with Elio Motors? To learn more about this limited time opportunity, go to both the StartEngine.com website  and also view the “Alter the Course” video which has been viewed more than 200,000  times on Facebook since campaign launch just a few days ago.  In addition to Reserving your Shares and Reserving your Elio, below are a few more ways you can `Do Something’ today:   1: EXPRESS INTEREST in investing in Elio Motors.   2: SHARE THE VIDEO on Facebook and Twitter (Once you reach the YouTube page,  social sharing buttons are below the video on desktop and in the upper right corner of the video on mobile).   3: FORWARD THIS EMAIL to friends and family.  The long awaited promise of democratizing investment in startups and small businesses across the country has arrived. Together, we can “Alter the Course” of personal  transportation: be a part of Elio Motors today.   Warm Regards,   The Elio Motors Team           No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Vehicle Email from Elio Motors. https://preview.hs-sites.com/_hcms/preview/content/3019373017?preview_key=puk6LQPx&_preview=true&portalId=358290 2/3   8/21/2015 What is changing with Elio Motors?  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3019373017?preview_key=puk6LQPx&_preview=true&portalId=358290 3/3   8/21/2015 Elio is gaining momentum!       Momentum is growing! Now you can reserve an Elio AND reserve shares in the company that you have already grown to know and love thanks to the recent Regulation A+ initiative created by the JOBS Act. The JOBS Act allows regular, working folks to invest in startups like Elio Motors by securing your interest in shares.  Just as Elio Motors made transportation more exciting with its up to 84 MPG vehicle that is expected to cost just  $6,800*, Forbes.com says the same about crowdfunding and that Elio Motors "leads the pack" with SEC  Regulation A+.   Reserve your shares today, and while your at it, make your “All In” nonrefundable Elio vehicle reservation too  https://preview.hs-sites.com/_hcms/preview/content/3044116392?preview_key=SFsa9V66&_preview=true&portalId=358290 1/3   8/21/2015 Elio is gaining momentum! and receive:  A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 42,000+ reservation holders for as little as $100  Limited edition Elio "Bring the Heat" Tshirt (now through June 30, 2015)  Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors  can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be  https://preview.hs-sites.com/_hcms/preview/content/3044116392?preview_key=SFsa9V66&_preview=true&portalId=358290 2/3   8/21/2015 Elio is gaining momentum!  withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any  indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3044116392?preview_key=SFsa9V66&_preview=true&portalId=358290 3/3   8/21/2015 Preview Tour - 9 Cities in 9 Days (Part II)!    Elio Motors Preview Tour Blog        The Preview Tour blog is up! Find out about our nine day tour we took along The Great Race route. Click here to be taken directly to it.    Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors. https://preview.hs-sites.com/_hcms/preview/content/3057785858?preview_key=WKcizwpJ&_preview=true&portalId=358290 1/2   8/21/2015 Preview Tour - 9 Cities in 9 Days (Part II)! Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3057785858?preview_key=WKcizwpJ&_preview=true&portalId=358290 2/2   8/21/2015 Elio Motors Legislative Update: How does this affect you?    Elio Motors Momentum v8                What’s in a name? Quite a bit, if you aren’t a car and you aren’t a motorcycle!  “What’s in a name? That which we call a rose by any other name would smell as sweet.” Yes. We just quoted Shakespeare’s “Romeo and Juliet.”   But, as great a writer as The Bard was, we disagree!  You see, when Paul Elio sits down with reporters to discuss Elio Motors, frequently he’s asked about “the car.” Small problem. It’s not technically a car. The Federal government classifies anything with three wheels as a motorcycle. Of course, it’s really not a motorcycle either. Motorcycles are all about open air and picking bugs out of your teeth for those of you who choose to ride without a  helmet!  Enter the “Autocycle.” Elio Motors is creating an entirely new category and it deserves its own name, for very practical reasons. We need legislation that matches the vehicle category we are creating. For example, it’s far safer in an Elio to ride helmet free. So, motorcycle helmet laws just don’t make sense.   Thankfully, there are legislators at the Federal level who agree.  Last week, U.S. Representative John Moolenaar (RMI) introduced HR 2892, The Autocycle Safety Act, which creates the new classification “autocycle” for  enclosed motor vehicles with three wheels. Similar legislation, S685, was introduced in the Senate in March by Senator David Vitter (RLA).  Currently 26 states have enacted or are currently developing classifications for enclosed, threewheeled vehicles as autocycles at the state level.  But, setting  rules at the Federal level will ensure consistency when customers drive their Elio from state to state. This is important to our customers, so it’s important to us.   Here’s what Paul had to say:  “Elio Motors is forging new territory here, as our innovative vehicle is unlike anything else on the road today. We applaud Rep. Moolenaar for recognizing this vehicle needs a new approach to safety and fuel economy legislation,” Elio said. “We intend to build this vehicle to meet stringent safety standards. However, because anything with three wheels is classified as a motorcycle, some current regulations just don’t make sense. We need to be classified as an autocycle to meet the expectations of our customers.”  What does it mean to us to be an “Autocycle?” Affordability, of course - we expect to sell for $6,800. Fuel efficiency, obviously - we will get up to 84 MPG. We’ll  have an engine from IAV and a transmission from Aisin that provides carlike performance. We’ll go from 0 to 60 in 9.6 seconds and we’ll top out at more than  100 mph. And, we’re enclosed with our unique fronttoback seating for two.   Like we said. There’s nothing quite like it out there. We’ve truly created a new category!  So while Juliet might not care that Romeo was a Montague (if you slept through 10th grade English, go read the play…it’s pretty good!) we respectfully disagree that there is something in a name. We’re an autocycle. Affordable. Safe. Fuel efficient. Fun to drive. It means something to us. And, most importantly, it means something to our customers!  https://preview.hs-sites.com/_hcms/preview/content/3092786170?preview_key=OytIUtwE&_preview=true&portalId=358290 1/2   8/21/2015 Elio Motors Legislative Update: How does this affect you?              No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3092786170?preview_key=OytIUtwE&_preview=true&portalId=358290 2/2   8/21/2015 Declare your Independence!                  One of the many great things about Elio is that it gives Americans even more independence. The freedom to  travel freely throughout this great country of ours without the constraints of high gas prices -- since it’s  engineered to get up to 84 MPG and has an expected cost of just $6,800*. And now, thanks to the recent  Regulation A+ initiative created by the JOBS Act, you can live the American dream by reserving your shares in  Elio Motors.  Celebrate your love for all things American. Reserve your shares today, and while your at it, make your “All In” nonrefundable Elio vehicle reservation too and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:  https://preview.hs-sites.com/_hcms/preview/content/3066111522?preview_key=FKO_KCNF&_preview=true&portalId=358290 1/3   8/21/2015 Declare your Independence! 84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US https://preview.hs-sites.com/_hcms/preview/content/3066111522?preview_key=FKO_KCNF&_preview=true&portalId=358290 2/3   8/21/2015 Declare your Independence!  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3066111522?preview_key=FKO_KCNF&_preview=true&portalId=358290 3/3   8/21/2015 Are you ready to alter the course of transportation?          July 2, 2015     Hello CONTACT.FIRSTNAME,   If you’ve typed “eliomotors.com” into your browser lately, you might have been a bit  surprised by a totally different look. Fear not! It’s all part of our fundraising strategy to get Elio Motors one step closer to production.   Here’s what’s going on:  Elio Motors has partnered with StartEngine.com, a platform for crowdfunding investments. A new Securities and Exchange Commission (SEC) ruling, Regulation A+, has made it possible for start-up companies to “test the waters” and see if there is sufficient interest from potential investors. StartEngine.com is assisting us with this effort so that we can stay in compliance with the regulation.   When you land on the Elio Motors page at StartEngine.com, you will see a lot of  background on the company, but you’ll also see a button that says “Reserve your  Shares.”  Clicking this button allows you to sign up and indicate how much you’d like to invest in Elio Motors. After July 31, Elio Motors will then decide how best to proceed with filing an offering statement with the SEC and once that offering statement is qualified by the SEC, Elio Motors can make a formal stock offer to interested investors.  We’ve been quite open about our need to raise money to move forward. Our most recent offering to accredited investors back in March helped us raise enough capital to begin building the P5. This was a huge step forward for the company. Funds raised from the recent Regulation A+ initiative will help us get to P6 and beyond.  It’s also an incredible opportunity for Elio fans. Not only can you reserve an Elio, you can now actually OWN A PART OF THE COMPANY! We are making history, and we hope you will come along for the ride!  To learn more about this limited time opportunity, go to both the StartEngine.com website  and also view the “Alter the Course” video which has been viewed more than 200,000  times on Facebook since campaign launch just a few days ago.  https://preview.hs-sites.com/_hcms/preview/content/3080896960?preview_key=0FsExeFC&_preview=true&portalId=358290 1/2   8/21/2015 Are you ready to alter the course of transportation? In addition to Reserving your Shares and Reserving your Elio, below are a few more ways you can `Do Something’ today:   1: EXPRESS INTEREST in investing in Elio Motors.  2: SHARE THE VIDEO on Facebook and Twitter (social sharing buttons are to the right of  the video on desktop, and bottom of the page on mobile).   3: FORWARD THIS EMAIL to friends and family.  The long awaited promise of democratizing investment in startups and small businesses across the country has arrived. Together, we can “Alter the Course” of personal  transportation: be a part of Elio Motors today.   Warm Regards,   The Elio Motors Team     No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Vehicle Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3080896960?preview_key=0FsExeFC&_preview=true&portalId=358290 2/2   8/21/2015 Progress is Accelerating at Elio Motors       Elio Motors' progress has been nonstop, and things are about to accelerate. Now you can reserve an Elio AND  reserve shares in the company that’s bringing America a vehicle that gets up to 84 MPG and is expected to cost  just $6,800*. Thanks to the recent Regulation A+ initiative created by the JOBS Act, anyone can become an  entrepreneur, investing in startups like Elio Motors where according to Forbes.com, Elio “leads the pack."  Reserve your shares today, and while your at it, make your “All In” nonrefundable Elio vehicle reservation too and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  https://preview.hs-sites.com/_hcms/preview/content/3063951264?preview_key=o50Vu16U&_preview=true&portalId=358290 1/3   8/21/2015 Progress is Accelerating at Elio Motors An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800             * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors  can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be  https://preview.hs-sites.com/_hcms/preview/content/3063951264?preview_key=o50Vu16U&_preview=true&portalId=358290 2/3   8/21/2015 Progress is Accelerating at Elio Motors  withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any  indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3063951264?preview_key=o50Vu16U&_preview=true&portalId=358290 3/3   8/21/2015 Elio Motors Update: Reservation for Shares                 July 4, 2015  “Together, we can ‘Alter the Course.” The course of the future. The course of   transportation. Let’s do something.”   - Paul Elio, CEO, Elio Motors   Hello CONTACT.FIRSTNAME,   Paul asked. You answered. Thank you.  What does it mean to “Alter the Course?” To “do something?” For Elio Motors, it’s about changing the way people think about transportation. It’s about creating something that’s better for the environment. That creates jobs and strengthens American manufacturing.  Apparently, you agree. You expressed interest to invest in Elio Motors. Obviously, you want to alter the course. To do something. To play a role in impacting positive change.   How can you help from here?   Now is the time to increase momentum. Let's share the "Do Something" mantra with America.   You’ve probably seen the Alter the Course video. Did you know it’s been viewed more than 200,000  times on Facebook? We are striving to hit 1 million views within the next few weeks to further spread the word about Elio Motors. And that’s where you come in. Please "share" the:   Video on your social media pages - Facebook, Twitter, Pinterest, LinkedIn - and help get us there.   Elio Motors Crowdfunding website on the business incubator platform StartEngine.com so friends and  family can learn more about the Regulation A+ investment opportunity, the option to reserve an Elio and all about Elio Motors’ vision.  With each step you take alongside us, together we can make great things happen. Thanks again for your support!   Warm Regards,  https://preview.hs-sites.com/_hcms/preview/content/3071418789?preview_key=jFJu4Qfg&_preview=true&portalId=358290 1/2   8/21/2015 Elio Motors Update: Reservation for Shares The Elio Motor Team           No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Vehicle Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3071418789?preview_key=jFJu4Qfg&_preview=true&portalId=358290 2/2   8/21/2015 What drives you?     Elio has it. A drive that’s fun and efficient. But also the drive to succeed. Now you can reserve an Elio AND  reserve shares in the company that's bringing America a vehicle that gets up to 84 MPG and is expected to cost just $6,800*. Thanks to the recent Regulation A+ initiative created by the JOBS Act, anyone with a little drive can become an entrepreneur, investing in Elio Motors and other startups. Learn why Forbes.com says Elio "leads the pack" with Regulation A+.  Reserve your shares today, and while your at it, make your “All In” nonrefundable Elio vehicle reservation and  receive:  https://preview.hs-sites.com/_hcms/preview/content/3080199888?preview_key=YIDXw08T&_preview=true&portalId=358290 1/3   8/21/2015 What drives you? A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors  can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be  withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any  https://preview.hs-sites.com/_hcms/preview/content/3080199888?preview_key=YIDXw08T&_preview=true&portalId=358290 2/3      8/21/2015  What drives you?     indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3080199888?preview_key=YIDXw08T&_preview=true&portalId=358290 3/3   8/21/2015 This Stop - Denver, CO!    Elio Motors Preview Tour Blog        The Preview Tour blog is up! Find out about our 4th of July weekend at Bandimere Speedway. Click here to be taken directly to it.  https://preview.hs-sites.com/_hcms/preview/content/3058830903?preview_key=k18lhxak&_preview=true&portalId=358290 1/2   8/21/2015 This Stop - Denver, CO!    Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3058830903?preview_key=k18lhxak&_preview=true&portalId=358290 2/2   8/21/2015 Elio Motors Becomes a Crowdfunding Success Story    Elio Motors Momentum v9               Elio Motors Takes Major Step Forward with $21 Million in Expressed Interest; Revolutionary Investment Opportunity Perfect Fit For Revolutionary Transportation Start-up  As anyone who has followed Elio Motors closely over the past couple years knows, funding has been one of our biggest challenges. Like any good fisherman,  we’ve kept a lot of lines in the water. Well, we’re happy to report that following the success of the 506(c) offering, we had yet another big hit.  On June 19, we launched a crowdfunding campaign on StartEngine.com. Our “testing the waters” effort has been incredibly successful, incredibly quickly. We’ve  already surpassed $21 million in expressed interest from over 5,000 investors. Should these non-binding indications of interest turn into actual investment in Elio Motors, we will be 86 percent of the way to our $25 million goal.  We’re always looking for ways to innovate and the crowdfunding initiative was a perfect fit. It’s made possible by recent changes to the 2012 JumpStart Our Business Start-up (JOBS) Act, which in part made it easier and more cost effective for start-up companies to go after non-accredited investors.   Now, about that $25 million that we are in process of raising…how will it be used?  Back in March, a similar initiative was used to fund the upcoming P5  prototype. The latest funds from this campaign will be used to develop the P6 through P30 for a variety of testing and validation. It’s a critical milestone for us as part of our march toward production and this latest round of funding will help us get there!   As the name of this newsletter suggests, Elio Motors continues to gather Momentum. This investment initiative has given us significant forward motion. Paul,  being an engineer at heart, is a huge fan of Sir Isaac Newton and now believes we are experiencing Newton’s Law. To paraphrase, “an object in motion will stay in motion unless acted on by an equal or opposite force.”   We intend to stay in motion, moving relentlessly toward production and the results of this crowdfunding initiative are a big part of our current velocity!     **No money or other consideration is being solicited at this time, and if sent in to Elio Motors or StartEngine, will not be accepted. No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified. Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time  before notice of its acceptance is given after the qualification date. Any indications of interest in Elio Motors’ offering involves no obligation or commitment of any kind.**  https://preview.hs-sites.com/_hcms/preview/content/3114848525?preview_key=2cJeLZei&_preview=true&portalId=358290 1/2   8/21/2015 Elio Motors Becomes a Crowdfunding Success Story              No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3114848525?preview_key=2cJeLZei&_preview=true&portalId=358290 2/2   8/21/2015 Will you catch the crowdfunding wave?          July 11, 2015     Hello CONTACT.FIRSTNAME,   On June 19, Elio Motors launched one of the first Regulation A+ equity crowdfunding  campaigns, and we’ve been absolutely overwhelmed by the support we’ve received. And, now that we are able to share specifics on the campaign progress to date, we wanted you to be among the first to know. In 20 days, over 5,000 Elio Motors supporters and fans  have expressed interest in investing in Elio Motors for more than $20 million. Should these non-binding indications of interest turn into actual investment in Elio Motors, that places us at over 80% of our $25 million goal for this phase of crowdfunding efforts.  In addition to sharing this milestone with you, we wanted to take a moment to share a few highlights of the campaign thus far:  Press from Forbes - The Elio Motors equity crowdfunding campaign had a monumental  launch day, including coverage from Forbes, who referred to Elio Motors’ work as  “inspired.” Other influential online publications have lent their voices to the story, including  Inc, Autoguide, Inside Car News, Autoblog, The Auto Channel, International Business  Times, Green Car Reports, and CNET.   YouTuber Test Drive Videos - To promote this campaign, we invited YouTube  automotive influencers from around the country to test drive the Elio and share their  opinions with their fans These videos have received over 335K collective views and  include sources such as SaabKyle04, TechSmartt, ChrisFix, Engineering Explained,  Scotty Kilmer, Rob Dahm, Autobytel, and even a “for-fun” drive with That Chick Angel!  Official Elio Motors Campaign Video - Alongside our launch, we released our official  Elio Motors campaign video. It has since become the most viewed Elio Motors video to  date. Watch it HERE!  This tremendous response, as well as your continued support and enthusiasm for Elio Motors, is a constant reminder that we are onto something that is truly exciting and innovative and most of all meets today’s transportation needs.   To help further support our efforts and momentum as we push through to production:  https://preview.hs-sites.com/_hcms/preview/content/3106482128?preview_key=KCs44acA&_preview=true&portalId=358290 1/2   8/21/2015 Will you catch the crowdfunding wave? 1: EXPRESS INTEREST in investing in Elio Motors   2: SHARE THE VIDEO on Facebook and Twitter  3: FORWARD THIS EMAIL to friends and family to spread the word Thank you for your continued support of Elio Motors!  Warm Regards,  The Elio Motors Team     No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Vehicle Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3106482128?preview_key=KCs44acA&_preview=true&portalId=358290 2/2   8/21/2015 Yet another brilliant idea!                One brilliant idea deserves another. Inventing Elio, a vehicle that gets up to 84 MPG with an expected price of  just $6,800*, is nothing short of pure brilliance. So is building it with 90% North American content by American  workers - and bringing together worldrenowned auto suppliers such as Bosch, Continental, Aisin, Lear and  Cooper Tires.  Yet another another brilliant idea? Thanks to the recent Regulation A+ ruling created by the JOBS Act, regular working people can invest in startups like Elio Motors. Now you can you reserve an Elio AND reserve shares in the company that’s shaping “the future of the automobile industry” (American Live Wire)!  Reserve your shares today, and while your at it, make your “All In” nonrefundable Elio vehicle reservation and  receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:  https://preview.hs-sites.com/_hcms/preview/content/3115109405?preview_key=nhq_BZnH&_preview=true&portalId=358290 1/3   8/21/2015 Yet another brilliant idea! 84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US https://preview.hs-sites.com/_hcms/preview/content/3115109405?preview_key=nhq_BZnH&_preview=true&portalId=358290 2/3   8/21/2015 Yet another brilliant idea!  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3115109405?preview_key=nhq_BZnH&_preview=true&portalId=358290 3/3   8/21/2015 How do you define innovation?       Elio founder and visionary Paul Elio understands that innovation is the catalyst for progress. That's why he  sought to engineer a vehicle that gets up to 84 MPG with an expected price of just $6,800*. And that's just the  beginning.  Thanks to the recent Regulation A+ ruling created by the JOBS Act, regular working people can invest in startups like Elio Motors. As of the June 19, 2015 launch, the response has been staggering with expressions of interest** from more than 5,000 investors for more than $20 million (of our $25 million goal). No wonder The New York Times names Elio the "dream car of the future.”  Reserve your shares today, and while your at it, make your “All In” nonrefundable Elio vehicle reservation and  receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  https://preview.hs-sites.com/_hcms/preview/content/3114492883?preview_key=xOPrEct3&_preview=true&portalId=358290 1/3   8/21/2015 How do you define innovation? $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors. https://preview.hs-sites.com/_hcms/preview/content/3114492883?preview_key=xOPrEct3&_preview=true&portalId=358290 2/3   8/21/2015 How do you define innovation?  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3114492883?preview_key=xOPrEct3&_preview=true&portalId=358290 3/3   8/21/2015 This Stop - Iola, WI!    Elio Motors Preview Tour Blog The Preview Tour blog is up! Find out about our stop at the 43rd Annual Iola Old Car Show and Swap Meet. Click here to be taken directly to  it.  https://preview.hs-sites.com/_hcms/preview/content/3112867892?preview_key=f49AV2zk&_preview=true&portalId=358290 1/2   8/21/2015 This Stop - Iola, WI! Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3112867892?preview_key=f49AV2zk&_preview=true&portalId=358290 2/2   8/21/2015 Life is exhilarating!   From our earliest prototype, Elio has been designed to exhilarate. A fun and efficient machine that gets up to 84  MPG with all the modern amenities you'd expect. And now, because of a recent JOBS Act initiative called  Regulation A+, our exhilaration is reaching a whole new level. Now you can reserve an Elio (with an expected  price of just $6,800*!), and reserve shares in the company that Forbes says "leads the pack" in crowdfunded  investing.  Help "Alter the Course" in personal transportation. Reserve your shares today, and while you're at it, make your “All In” nonrefundable Elio vehicle reservation and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015)  https://preview.hs-sites.com/_hcms/preview/content/3123520924?preview_key=k8kQsJPs&_preview=true&portalId=358290 1/3   8/21/2015 Life is exhilarating! Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.  https://preview.hs-sites.com/_hcms/preview/content/3123520924?preview_key=k8kQsJPs&_preview=true&portalId=358290 2/3   8/21/2015 Life is exhilarating!       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3123520924?preview_key=k8kQsJPs&_preview=true&portalId=358290 3/3   8/21/2015 Will you adapt to the future?   At Elio, we know that adaptation is a necessity for success. With fuel efficiency of up to 84 MPG and an expected price of just $6,800*, Elio was created as a means to evolve with America's new personal transportation needs in today’s environment and economy.  We’re also adapting to how folks can support today's most promising start-ups...on the ground-level. Thanks to a recent JOBS Act initiative called Regulation A+, you can reserve an Elio AND invest in the company that's  starting a "transportation revolution” (Yahoo! Finance)!  Help "Alter the Course" in personal transportation. Reserve your shares today, and while you're at it, make your “All In” nonrefundable Elio vehicle reservation and receive:  A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  https://preview.hs-sites.com/_hcms/preview/content/3128464662?preview_key=1vF7QN9v&_preview=true&portalId=358290 1/3   8/21/2015 Will you adapt to the future? Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.  https://preview.hs-sites.com/_hcms/preview/content/3128464662?preview_key=1vF7QN9v&_preview=true&portalId=358290 2/3   8/21/2015 Will you adapt to the future?       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3128464662?preview_key=1vF7QN9v&_preview=true&portalId=358290 3/3   8/21/2015 Will you be prepared for a mini ice age?    Elio Motors Momentum v10                Mini Ice Age? Fear Not, We’ve Got You Covered!         When Paul Elio launched Elio Motors, he took a page out of the Boy Scout Handbook.  Be prepared.  The Elio needs to be able to handle any driving condition imaginable. It needs to have good traction on slick surfaces. It needs to be safe in the event of an accident. It needs to look good, it needs to get great mileage and it needs to be affordable.   It’s a lot of great stuff to combine into one package. And, we were confident we had just about everything covered.  Until last week.  You might have missed this story on the news, but according to the U.K. Telegraph, a group of scientists have looked at solar patterns and predicted that we are headed for a “mini ice age.” From the article:   “The earth is 15 years from a "mini iceage" that will cause bitterly cold winters during which rivers such as the Thames freeze over, scientists have  predicted. Solar researchers at the University of Northumbria have created a new model of the sun's activity which they claim produces ‘unprecedentedly  accurate predictions.’ They said fluid movements within the sun, which are thought to create 11year cycles in the weather, will converge in such a way that temperatures will fall dramatically.”  Imagine the horror among our engineering team. Did we forget to account for the possibility of pending ice age? Well, fear not, Elio fans!  Our supplier network, which includes some of the brightest minds in the auto industry, quickly constructed a “Mini Ice Age Simulator” so we could run the Elio P4 Prototype through some tests.   Here’s some video of the results.  Okay, okay. You caught us. That’s not a “Mini Ice Age Simulator.” It’s Rochester, Michigan, in February, and that’s the snow video that we’ve previously shared. But, have you ever been to Rochester, Michigan? In February? For our Phoenixbased team, it really did feel like the Ice Age was upon us!  And, this close look at extreme weather does serve as a reminder - we really are prepared. It’s one of our most frequently asked questions - “How is the Elio in  the snow?”  Well, the Elio does just fine in the snow. Our team has accounted for whatever onroad driving conditions Mother Nature can throw our way.  Of course, other scientists chimed in and completely debunked the mini ice age theory (we’ve cancelled our plans for a Phoenixbased snowblower business.) But, it’s good to know that if one comes, we’ve got you covered!  https://preview.hs-sites.com/_hcms/preview/content/3149754775?preview_key=Vj3TsnSA&_preview=true&portalId=358290 1/2   8/21/2015 Will you be prepared for a mini ice age?                No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3149754775?preview_key=Vj3TsnSA&_preview=true&portalId=358290 2/2   8/21/2015 Elio: Progressive Vehicle. Progressive Company.              Modern times call for progressive ideas. Ideas like Elio Motors. With comforts like SkyzMatic Internet  connectivity, power windows, and AC, Elio has all the standard features and options you need...and want. And you get it all in a package that gets up to 84 MPG and is expected to cost just $6,800*!  Now, you can "Alter the Course" in personal transportation. Reserve your shares today, and while you're at it, make your “All In” nonrefundable Elio vehicle reservation for what The New York Times calls a "dream car of the future" and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:  https://preview.hs-sites.com/_hcms/preview/content/3146912238?preview_key=GeGvXc8V&_preview=true&portalId=358290 1/3   8/21/2015 Elio: Progressive Vehicle. Progressive Company. 84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US https://preview.hs-sites.com/_hcms/preview/content/3146912238?preview_key=GeGvXc8V&_preview=true&portalId=358290 2/3   8/21/2015 Elio: Progressive Vehicle. Progressive Company.  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3146912238?preview_key=GeGvXc8V&_preview=true&portalId=358290 3/3   8/21/2015 This Stop - Cedar Rapids, IA!    Elio Motors Preview Tour Blog        The Preview Tour blog is up! Find out about our stop in Cedar Rapids, IA at the Lindale Mall. Click here to be taken directly to it.  https://preview.hs-sites.com/_hcms/preview/content/3117029466?preview_key=UiqQJkoD&_preview=true&portalId=358290 1/2   8/21/2015 This Stop - Cedar Rapids, IA!                 Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3117029466?preview_key=UiqQJkoD&_preview=true&portalId=358290 2/2   8/21/2015 Elio Motors is Being Hunted!           July 23, 2015   Hello CONTACT.FIRSTNAME,  Exciting news! Earlier today, Elio Motors was "hunted" (featured) on Product Hunt, a  popular tech website that highlights the best new and innovative products each day.  Our goal? To finish in the `Top 5’ products for the day, and be featured in a newsletter tomorrow morning that is distributed to Product Hunt's database consisting of 150K tech enthusiasts, reporters and investors.   Here’s how you can help:   1. Google “Product Hunt” and go to their website.  2. Since we are currently featured in Upcoming Products, click the drop down on the top  right of the page that says "Featured" and select "Upcoming" (If you can't find us in  Upcoming Products, we may have been moved to the Featured list. Just look for us on the  front page.)  3. Once on the "Upcoming" page, scroll down until you see Elio Motors, and click on our  entry.  4. If you like our project and think others would like it too, click the  button next to the Elio Motors listing or on the cover photo (note: you will need to login using your Twitter account. If you don't have a Twitter account, don't worry about setting one up just for this event. Only existing Twitter accounts will work).  5. Introduce Elio to your friends and family via Twitter and ask them to do the same. Make sure they too know they must do it today!   Here’s why it’s important:   When selected as a 'Top 5' product, Product Hunt will help Elio Motors reach a coveted  audience of influencers that can help generate even more awareness of our efforts to  positively impact the world. The logic is simple. If we reach more people, we’ll find more  potential reservation holders and potential investors. Ultimately, this gets us closer to  reaching production.  https://preview.hs-sites.com/_hcms/preview/content/3149736889?preview_key=pjbUNydZ&_preview=true&portalId=358290 1/2   8/21/2015 Elio Motors is Being Hunted!  Remember, this is a ONE DAY OPPORTUNITY to make a difference for Elio Motors. And, as Benjamin Franklin said, “Don't put off until tomorrow what you can do today.”   Thank you in advance for your support. Happy Hunting!   The Elio Motors Team    Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3149736889?preview_key=pjbUNydZ&_preview=true&portalId=358290 2/2   8/21/2015 How will you transform the world?           New ideas transform us. And Elio is leading the way. It’s an idea that will affect how we travel by achieving up to  84 MPG on the highway. With SkyzMatic Internet connectivity it’s changing how we interact with our vehicle...and  even our loved ones. And, it makes us reevaluate the need for all those empty seats when most of our driving is  solo. With standard amenities such as power windows and door lock, AM/FM Stereo and AC in its expected  $6,800* price, it’s shifting our expectations of value. Best of all, it’s helping to transform how great ideas can  come to fruition.  Now, you can "Alter the Course" in personal transportation. Reserve your shares today, and while you're at it, make your “All In” nonrefundable Elio vehicle reservation for what The New York Times calls a "dream car of the future" and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:  https://preview.hs-sites.com/_hcms/preview/content/3126720776?preview_key=xKF5SN46&_preview=true&portalId=358290 1/3   8/21/2015 How will you transform the world? 84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US https://preview.hs-sites.com/_hcms/preview/content/3126720776?preview_key=xKF5SN46&_preview=true&portalId=358290 2/3   8/21/2015 How will you transform the world?  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3126720776?preview_key=xKF5SN46&_preview=true&portalId=358290 3/3   8/21/2015 An American Original      At Elio, we know that to be an original you’ve got to blaze your own path. To make a vehicle right here in the U.S.  that gets up to 84 MPG with an expected price of just $6,800*.  A "dream car of the future," according to The  New York Times, that has amenities like power windows, AC and a safety management system that we held  ourselves to as a new environmental and economic standard. And now, thanks to JOBS Act initiative Regulation  A+, Elio is a vehicle to be owned by everyone AND a company to be owned by anyone. Just a few of the many  reasons why we've already raised more than $24 million in nonbinding expressions of interest from over 6,000  investors!   "Alter the Course" in personal transportation by reserving your shares today. And, while you're at it, make your  https://preview.hs-sites.com/_hcms/preview/content/3159199092?preview_key=vir0G-pr&_preview=true&portalId=358290 1/3   8/21/2015 An American Original “All In” nonrefundable Elio vehicle reservation and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors  can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be  https://preview.hs-sites.com/_hcms/preview/content/3159199092?preview_key=vir0G-pr&_preview=true&portalId=358290 2/3   8/21/2015 An American Original  withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any  indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3159199092?preview_key=vir0G-pr&_preview=true&portalId=358290 3/3   8/21/2015 What is the greatest weapon in the war on poverty?    Elio Motors Momentum v11                Affordable transportation key to breaking the poverty cycle          Earlier this year, the story of James Robertson pulled at heartstrings across the country. The Detroit resident had a 23-mile commute to his job in suburban Rochester Hills, where he worked for a manufacturing company making a little more than $10 per hour.   Amazingly, he did 21 miles of his 46-mile total commute each day ON FOOT!  People rallied around James. They set up a GoFundMe page and raised more than $300,000 for a new vehicle. It was one of the best feel good stories of the  year.  But, how many other James Robertsons are out there? How many people turn down a decent job just because they can’t get there? There must be a lot of people who could benefit from low-cost transportation.  A few months after the Roberson story, we saw this headline in The New York Times:  “Transportation Emerges as Crucial to Escaping Poverty.”  The article focused on a couple with a young son who were working a variety of part-time jobs while continuing education and internships. One quote from the  article:   “The car is key to life in Frederick.”   We agree. We live in a mobile society and the ability to get to and from work can be the difference between a good job and staying on welfare.  But, a vehicle is often out of reach for the average person. The average new vehicle costs more than $31,252, but the average family income is just $52,250. And the poverty level? It’s $24,250 for a family of four. It’s tough to get even a decent used vehicle at that level.  It’s one of the reasons that Paul Elio launched Elio Motors in the first place. Our customer base is going to be large and diverse and all over the socio-economic spectrum. We know the Elio can be a lifeline for people that need affordable transportation. If someone financed an Elio for five years, the principal would equate to a little more than $110 per month.   Compare that to riding the METRA train in Chicago. A monthly, unlimited ride pass starts at $92, but that’s only a short ride. If you start downtown and head out  https://preview.hs-sites.com/_hcms/preview/content/3126825976?preview_key=z01Q7I13&_preview=true&portalId=358290 1/2   8/21/2015 What is the greatest weapon in the war on poverty? to suburban Aurora, it can cost nearly $215 a month.  The Elio also will come with a three-year, 36,000-mile warranty. One of the challenges often faced by used vehicle owners is simply keeping their vehicle running.  Repairs might pull from - or wipe out - the monthly grocery bill. With the Elio under warranty, owners can have peace of mind that a repair won’t set them back.  The Elio will impact society in many ways - boosting American manufacturing, creating jobs and reducing dependence on foreign oil. But, one of the things we look forward to the most is helping people like James Robertson to make their own lives even better. No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3126825976?preview_key=z01Q7I13&_preview=true&portalId=358290 2/2   8/21/2015 99% of our goal... help push us over the edge!            July 27, 2015     Hello CONTACT.FIRSTNAME,   We are so close! But, we need your help...  As you know, Elio Motors has embarked on a revolutionary crowdfunding strategy as part of our overall fundraising efforts. So far, so good. We are closing in on our goal of $25 million in  expressed interest. Obviously, your interest in Elio Motors is an important part of that success and we thank you for believing in our vision.  These fundraising efforts are important to our continued success. Our last fundraising initiative in  March yielded enough investment to begin building our fifth generation prototype, the P5. The  latest effort will help fund the P6 through P30 so we can do some important validation and  testing work.  Given that $4,000 is the average expressed interest to date, that is just several hundred Elio Motors' investors to get us to our latest goal.  These investors could come from anywhere...your neighbor, your brotherinlaw, the usher at  your church...who knows? Elio lovers come in all shapes and sizes and all walks of life. So,  here's our ask.  1. Think of people you know and who might be interested in becoming a part of this movement. Someone who supports American ingenuity. Someone who cares about the environment.  Someone who wants to create American jobs. And, most important, someone looking for a  unique investment opportunity.  2. Reach out to them with this link www.eliomotors.com/equity. Send them an email, find them  on Twitter, post on their Facebook wall.  3. Consider increasing your expressed interest of shares. However you care to do it, just help us find a way.  https://preview.hs-sites.com/_hcms/preview/content/3139940476?preview_key=ACCF8xA2&_preview=true&portalId=358290 1/2   8/21/2015 99% of our goal... help push us over the edge! Thanks again for all your support and thanks in advance for spreading the word.  The Elio Motors Team   Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3139940476?preview_key=ACCF8xA2&_preview=true&portalId=358290 2/2   8/21/2015 Are you a part of crowdfunding history?            July 27, 2015     Hello CONTACT.FIRSTNAME,   We are so close! But, we need your help...  As you know, Elio Motors has embarked on a revolutionary crowdfunding strategy as part of our overall fundraising efforts. So far, so good. We are closing in on our goal of $25 million in  expressed interest.  These fundraising efforts are important to our continued success. Our last fundraising initiative in  March yielded enough investment to begin building our fifth generation prototype, the P5. The  latest effort will help fund the P6 through P30 so we can do some important validation and  testing work.  Given that $4,000 is the average expressed interest to date, that is just several hundred Elio Motors' investors to get us to our latest goal.  These investors could come from anywhere...you...your neighbor, your brotherinlaw, the usher at your church...who knows? Elio lovers come in all shapes and sizes and all walks of life. So, here's how you can help:   1. Express your desired interest via reservation of share, here.  2. Think of people you know and who might be interested in becoming a part of this movement. Someone who supports American ingenuity. Someone who cares about the environment.  Someone who wants to create American jobs. And, most important, someone looking for a  unique investment opportunity.  3. Reach out to them with this link www.eliomotors.com/equity. Send them an email, find them  on Twitter, post on their Facebook wall.   However you care to do it, just help us find a way.   Thanks again for all your support and thanks in advance for spreading the word.  https://preview.hs-sites.com/_hcms/preview/content/3188782785?preview_key=WTtCrHVx&_preview=true&portalId=358290 1/2   8/21/2015 Are you a part of crowdfunding history? The Elio Motors Team   Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3188782785?preview_key=WTtCrHVx&_preview=true&portalId=358290 2/2   8/21/2015 Do You Feel the Energy?     At Elio, we're feeling the energy. It's in the air and it's growing. Our new prototype P5 is underway and the P4 is  on the road showing America that a vehicle can indeed get up to 84 MPG and cost only $6,800*. Add to this the  fact that the Elio includes amenities like standard power windows and lock, AC, and a safety management  system.  Now, not only can you reserve your own Elio, you can reserve shares in Elio Motors, too! Thanks to a new JOBS Act initiative called Regulation A+, regular working people can express interest in the company that American Live Wire calls "the future of the automobile industry."   "Alter the Course" in personal transportation by reserving your shares today. And, while you're at it, make your  https://preview.hs-sites.com/_hcms/preview/content/3167306432?preview_key=XK-p7AcV&_preview=true&portalId=358290 1/3   8/21/2015 Do You Feel the Energy? “All In” nonrefundable Elio vehicle reservation and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors  can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be  https://preview.hs-sites.com/_hcms/preview/content/3167306432?preview_key=XK-p7AcV&_preview=true&portalId=358290 2/3   8/21/2015 Do You Feel the Energy?  withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any  indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3167306432?preview_key=XK-p7AcV&_preview=true&portalId=358290 3/3   8/21/2015 This Stop - Independence, MO!    Elio Motors Preview Tour Blog        The Preview Tour blog is up! Find out about our stop at the Independence Center in Missouri. Click here to be taken directly to it.  https://preview.hs-sites.com/_hcms/preview/content/3175461997?preview_key=y52nX4XJ&_preview=true&portalId=358290 1/2   8/21/2015 This Stop - Independence, MO!       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3175461997?preview_key=y52nX4XJ&_preview=true&portalId=358290 2/2   8/21/2015 We did it! But what's next?    Elio Motors Momentum v12       Crowdfunding Initiative Key to Maintaining Momentum  Paul Elio has been pretty candid about just how important fundraising is to Elio Motors’ longterm success. Here’s what he said in a recent video interview with MotleyFool.com:  “Access to capital is the hardest part of starting a company,” Elio said. “Crowdfunding is a good, viable way for a company and investor to match up.”  How good?  For Elio Motors, it meant obtaining nonbinding indications of interest totaling $25 million in a little over five weeks. For many of our fans, it meant an opportunity to own a piece of Paul’s dream.   On June 19, thanks to Regulation A+ of the Jumpstart Our Business Startup (JOBS) Act, Elio Motors launched this initiative on crowdfunding platform,  StartEngine.com. It is officially known as the “testing the waters” phase, where we were able to gauge interest from investors. Once we have those expressions of  interest, the next step is to file an offering statement with the Securities and Exchange Commission. The SEC will review our submission and if approved, we can then make a formal offer of stock to those who have expressed interest.  So far, things are going as planned. In fact, we are believed to be the largest equitybased crowdfunding initiative to date. First, we’d like to thank those of you who have expressed interest. We truly appreciate your support.  And, if you still want in? Fear not, you have time! We are keeping the StartEngine.com link live to evaluate if perhaps our offering statement should be for more  than $25 million.   As important as it is to celebrate this milestone, it’s also important to understand just why this is such a great sign of progress.  This round of funding is critical to our forward momentum. As you know, our previous 506(c) investment strategy resulted in our ability to begin building the P5  prototype. The dollars raised from this recent Regulation A+ crowdfunding initiative will fund P6 to P30. In doing so, the objective is to validate the design so we  can finalize our tooling and production plans.  Sadly, the way we do this is by ultimately crashing 22 of these 25 vehicles to ensure we meet our safety goals.  Once this is done, we’ll know what adjustments need to be made to our tooling and manufacturing plan and we’ll be much closer to final production.  Without the support of passionate fans like you, we wouldn't be where we are today. Thank you for the overwhelming show of interest and for continuing to share our story with others.  https://preview.hs-sites.com/_hcms/preview/content/3200452943?preview_key=FnXcQ331&_preview=true&portalId=358290 1/2   8/21/2015 We did it! But what's next?                No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3200452943?preview_key=FnXcQ331&_preview=true&portalId=358290 2/2   8/21/2015 Looking for leadership in 2016?    There's a lot of talk about what Elio Motors "is.” We like to think of ourselves as a leader. Publications such as American Live Wire thinks Elio is "the future of the automobile industry." Who are we to argue?   Now, thanks to a recent Regulation A+ crowdfunding initiative under the JOBS Act ruling, folks can reserve a  vehicle with an expected price of just $6,800* that gets up to 84 MPG and reserve shares in Elio Motors itself! So far, we've received over $25 million in nonbinding indications of interest from nearly 7,000 investors.  "Alter the Course" in personal transportation by reserving your shares today. And, while you're at it, make your “All In” nonrefundable Elio vehicle reservation and receive:  A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  https://preview.hs-sites.com/_hcms/preview/content/3206364355?preview_key=MDB5VzJl&_preview=true&portalId=358290 1/3   8/21/2015 Looking for leadership in 2016? Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.  https://preview.hs-sites.com/_hcms/preview/content/3206364355?preview_key=MDB5VzJl&_preview=true&portalId=358290 2/3   8/21/2015 Looking for leadership in 2016?       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3206364355?preview_key=MDB5VzJl&_preview=true&portalId=358290 3/3   8/21/2015 The Birth of Cool               Like Elio Motors, cool is tricky to define, but you know it when you see it. And a vehicle that gets up to 84 MPG  that comes with power windows/lock, heat and AC, am/fm stereo and an Elio Safety Management System for an  expected price of just $6,800* feels as cool in the driver's seat as it looks on paper. And now, thanks to a recent  JOBS Act initiative called Regulation A+, you can buy into a piece of the company that's making "cool" accessible  to everyone.  "Alter the Course" in personal transportation by reserving your shares today. And, while you're at it, make your “All In” nonrefundable Elio vehicle reservation and receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 43,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter the Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  https://preview.hs-sites.com/_hcms/preview/content/3206938508?preview_key=KqLTdwXe&_preview=true&portalId=358290 1/3   8/21/2015 The Birth of Cool $6,800        * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors. https://preview.hs-sites.com/_hcms/preview/content/3206938508?preview_key=KqLTdwXe&_preview=true&portalId=358290 2/3   8/21/2015 The Birth of Cool  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3206938508?preview_key=KqLTdwXe&_preview=true&portalId=358290 3/3   8/21/2015 This Stop - Tukwila, WA!    Elio Motors Preview Tour Blog        The Preview Tour blog is up! Find out about our stop in Tukwila, WA at the Museum of Flight. Click here to be taken directly to it.  https://preview.hs-sites.com/_hcms/preview/content/3224538145?preview_key=dNwSNoma&_preview=true&portalId=358290 1/2   8/21/2015 This Stop - Tukwila, WA!                 Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3224538145?preview_key=dNwSNoma&_preview=true&portalId=358290 2/2   8/21/2015 SAVE THE DATE- August 6, 2105: Forbes interviews Elio Motors live            August 5, 2015     Hello CONTACT.FIRSTNAME,   On Thursday, August 6, at 3 p.m. (EDT), join Forbes contributor Devin Thorpe for a live  Google+ Hangout <please click here to find the broadcast at the appointed time> as Elio Motors'  founder Paul Elio is interviewed along with Start Engine's Ron Miller.   Devin covers social entrepreneurship and impact investing. His selfproclaimed mission is to  solve some of the world's biggest problems before 2045 by identifying and championing the work of experts who have created credible plans and programs to end them once and for all.   Paul is one of those experts who decided the world was ready for something radically new,  specifically our need to evolve to more efficient and practical forms of transportation. The  discussion will focus on the issues related in today's Forbes article such as how Paul envisions  Elio Motors will revolutionize the transportation industry, the latest Elio developments and the ongoing crowdfunding initiatives that provide you the opportunity to buyin to the company that Forbes says "leads the pack" in crowdfunded investing.   Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive. https://preview.hs-sites.com/_hcms/preview/content/3206814864?preview_key=RF-ljB9p&_preview=true&portalId=358290 1/2   8/21/2015 SAVE THE DATE- August 6, 2105: Forbes interviews Elio Motors live  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3206814864?preview_key=RF-ljB9p&_preview=true&portalId=358290 2/2   8/21/2015 Discover why Forbes said it has "never seen anything close to this happen!"   In this week's live interview with Paul Elio, Founder and CEO of Elio Motors, Forbes.com contributor  Devin Thorpe discoverd first hand how a simple yet ingenious 3-wheel vehicle is capable of gaining  "absolutely unprecedented interest," much like the attention the Elio receives everywhere it tours.  Especially when folks discover it is an American made vehicle that gets up to 84 MPG with an  expected price of $6,800*. During this interview, Forbes.com and those tuning in also learned there  is much more to this love affair.  It's about how Elio Motors has invited all of its supporters on an intimate, insider's view of the journey to launch an American start-up that will be revolutionizing the transportation industry. It's the  discovery of transportation as a critical solution in escaping poverty. It's understanding why  https://preview.hs-sites.com/_hcms/preview/content/3216321974?preview_key=TlkpQvOg&_preview=true&portalId=358290 1/3   8/21/2015 Discover why Forbes said it has "never seen anything close to this happen!" Forbes.com cites Elio Motors as "leading the pack" in Regulation A+ crowdfunding.  Click here to read the article and watch the replay of the interview and, while you're at it, reserve your  shares AND your "All In" non-refundable Elio vehicle reservation to receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 44,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" T-shirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800               * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration    **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio  https://preview.hs-sites.com/_hcms/preview/content/3216321974?preview_key=TlkpQvOg&_preview=true&portalId=358290 2/3   8/21/2015 Discover why Forbes said it has "never seen anything close to this happen!"  Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy  securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the  qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3216321974?preview_key=TlkpQvOg&_preview=true&portalId=358290 3/3   8/21/2015 Elio Motors Adds Another Key Supplier    Elio Motors Momentum v13          Genesee Group Inc. to Play Integral Role in Elio Motors  One of the core pieces of Elio Motors’ business strategy was to build a bluechip supplier base so that we had the right partners providing parts and systems. We tout our supplier team frequently, and many of them are major global suppliers, some with sales in the billions.   The goal for Elio Motors is to work with the most notable suppliers that best meets our needs which sometimes means we find the right partner in a smaller,  highly specialized company. That’s the case with the Genesee Group, Inc., a 100person operation with team members near Nashville, Tennessee and Dallas,  Texas.  “One of the things we value in our supplier network is worldclass expertise,” said Steve Semansky, Vice President of supply chain management. “Genesee’s not the biggest, but we think they are the best at what they do. Their stampings are an integral part of our vehicle structure and will play a significant role in  everything from aerodynamics to safety and vehicle quality.”  The Genesee Group is an expert in providing both high and lowvolume stamped parts. Stamping is the process of placing flat sheet metal in either blank or coil  form into a stamping press where a tool and die surface forms the metal into the correct shape of the part. Genesee will have over 80 different stamped parts on  the Elio. In addition, Genesee Group will provide 10 15 different welded assemblies - a group of stamped parts welded together to form one functional part  as part of the Elio frame. In fact, Genesee Group provides more individual parts for the Elio than any other single supplier.   Genesee Group is a perfect fit for Elio for several reasons. First, while the company is in the prototype phase, it needs a partner that can provide highquality  stamped parts in a lowvolume run. At this stage of our development, this is precisely Genesee’s role - providing “cuttoorder” parts for the upcoming E1 series.  But, looking down the road, Genesee Group also is capable of massproducing stamped parts, as well. Currently, the company’s Tennessee operation is deeply involved as a Tier Two supplier to both Nissan and Honda.  The company’s ability to switch from a lowvolume to highvolume supplier is a tremendous advantage, as it will provide continuity of expertise from our E1 phase through mass production.  Genesee also has one other significant advantage - geography. The company’s existing facility near Dallas is only a few hours drive to Elio Motors’ manufacturing facility in Shreveport. The relative close proximity will be an advantage as we get closer to production. No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted  and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without  https://preview.hs-sites.com/_hcms/preview/content/3241658723?preview_key=tpWB_IDw&_preview=true&portalId=358290 1/2   8/21/2015 Elio Motors Adds Another Key Supplier obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3241658723?preview_key=tpWB_IDw&_preview=true&portalId=358290 2/2   8/20/2015 What makes a new vehicle relevant?   According to a recent report by J.D. Power, more than 43% of premium brand drivers and 28% of non  premium brand drivers cite the latest invehicle technology as one of the reasons they purchased their  vehicle. And because Elio Motors believes a new vehicle should match the needs of each individual buyer, SkyzMatic Internet Connectivity with invehicle VoIP calling, WiFi, remote vehicle monitoring and alarms, and remote start is just one of the many options to choose from when personalizing your Elio.   This is yet another way Elio Motors is relevant to today's emerging transportation needs. Now you  can reserve shares in Elio Motors AND make your "All In" nonrefundable Elio vehicle reservation to receive:  https://preview.hs-sites.com/_hcms/preview/content/3245570615?preview_key=zdylJLhj&_preview=true&portalId=358290 1/3   8/20/2015 What makes a new vehicle relevant? A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 44,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800               * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.  https://preview.hs-sites.com/_hcms/preview/content/3245570615?preview_key=zdylJLhj&_preview=true&portalId=358290 2/3   8/20/2015 What makes a new vehicle relevant?       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3245570615?preview_key=zdylJLhj&_preview=true&portalId=358290 3/3   8/20/2015 Elio Motors Tour goes to Portland and Detroit    Elio Motors Preview Tour Blog        The Preview Tour blog is up! Find out about our stop in Portland and our upcoming one in Detroit. Click here to be taken directly to it.  https://preview.hs-sites.com/_hcms/preview/content/3250023395?preview_key=jUZdFKkD&_preview=true&portalId=358290 1/2   8/20/2015 Elio Motors Tour goes to Portland and Detroit                  Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3250023395?preview_key=jUZdFKkD&_preview=true&portalId=358290 2/2   8/20/2015 Behind the Scenes with Paul Elio - Part 1    Elio Motors Momentum v14                Behind the Scenes with Paul Elio: A Frank Discussion About How We’re Going to Succeed Paul Elio recently had the opportunity to sit down for a chat with employees at The Motley Fool, a media brand designed to educate, amuse and enrich readers  and help them make better financial decisions. As a company that prides itself on giving outstanding investment advice, The Motley Fool’s employees scrutinize every aspect of a business from top to bottom. It’s a potentially tough crowd!  Of course, Paul was completely unfazed. If there’s one thing he loves to do, it’s share the details of what makes Elio Motors different and why it’s destined to change the world.   Paul’s hour long talk provided some amazing insight into the company, its history, its goals and its strategies. Fortunately, the camera was rolling.  Over the next several months, we’ll be sharing “Behind the Scenes with Paul Elio,” a series of video snippets from Paul’s interview. It will give you a glimpse behind the curtain to learn more about the company and the man.  Today’s clip takes things right from the top. Why did Paul start Elio Motors and what makes this a meaningful project <Part 1: About Paul and Elio Motors'  Purpose>.  There are very few CEOs who are willing to put themselves under the microscope quite like Paul. He made a strategic decision to be transparent right from the start. He loves talking strategy, but he also loves facing down skeptics and educating them on exactly why this is going to work.  We look forward to bringing you these insights as we move forward. Launching Elio Motors has been and will continue to be an incredible journey. We hope that by sharing Paul’s vision from time to time, you’ll be able to enjoy the journey as much as the Elio team. No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted  and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without  https://preview.hs-sites.com/_hcms/preview/content/3265827533?preview_key=kwzodV84&_preview=true&portalId=358290 1/2   8/20/2015 Behind the Scenes with Paul Elio - Part 1 obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3265827533?preview_key=kwzodV84&_preview=true&portalId=358290 2/2   8/20/2015 Elio Motors Investment Update            August 12, 2015     Hello CONTACT.FIRSTNAME,  The reason you are receiving this letter, and will be receiving others like it in the future, is to keep you well-informed of the momentum that continues to build for Elio Motors. To date, our  innovative crowdfunding campaign has commanded the attention of more than 7,700 supporters who expressed non-binding interest in investing more than $28 million in Elio Motors’  revolutionary concept. We’re thrilled that so many people like you are committed to changing the way America looks at transportation.   This week, we are holding a Supplier Summit to help us take one step closer to production.  Designers and engineers from our world-class network of suppliers will put the finishing touches on designs for engineering prototypes that will eventually become the E1 through E25. These vehicles will be funded by money raised in the crowdfunding initiative that you have already  expressed an interest in supporting and will be used for a variety of testing and validation  purposes. It’s a critical step in our development.  Also, in the very near future, Elio Motors will file with the Securities and Exchange Commission (SEC) for authorization to offer a formal investment in the company. But that doesn’t mean the time to express interest is over. There is still time for someone you know to show interest in becoming an investor in Elio Motors through this Regulation A+ investment opportunity. That is, up until we receive authorization from the SEC to proceed with our offering. Once that occurs, the opportunity to express interest will come to a close.   Anyone still interested in expressing a non-binding indication of interest in becoming an Elio  Motors’ investor can go to our crowdfunding website. In addition, please continue to share this  opportunity by:  1. Creating a list of people you know and who might be interested in becoming a part of this movement and unique investment opportunity.  2. Reach out to them with this link www.eliomotors.com/equity. Send them an email, find them  on Twitter, post on their Facebook wall.  https://preview.hs-sites.com/_hcms/preview/content/3230614919?preview_key=LmMaEY7A&_preview=true&portalId=358290 1/2   8/20/2015 Elio Motors Investment Update 3. Introduce them to Elio Motors, the company, by sharing the Alter the Course video.  4. Share the video clip of Paul Elio's most recent interview with The Motley Fool <click here> to  learn more about Paul and also the purpose of this project.   5. Consider increasing your expressed interest of shares.  Thank you for being a part of the Elio Motors family and for your help with keeping the momentum going.   The Elio Motors Team         No money or other consideration is being solicited at this time, and if sent in to Elio   Motors, will not be accepted.  No offer to buy securities of Elio Motors can be   accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in  Elio Motor’s offering involves no obligation or commitment of any kind.             Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3230614919?preview_key=LmMaEY7A&_preview=true&portalId=358290 2/2   8/20/2015 Do You Buy American?   A Cars.com survey indicates that American consumers care more than ever about buying cars that support the domestic economy - and no one cares more about supporting the American economy than Elio. For Elio Motors, it’s just as much about giving back to this great country of ours as it is changing the way we travel. When Elio creates an estimated 3,000 American jobs by putting plant workers, suppliers, engineers and the like to work through vehicle assembly and supply partners, it supports American families and a way of life our forefathers worked so hard to build for future generations. Elio is bound and determined to secure that way of life for Americans everywhere, and working together, we can.  How can you support the good `ol U.S.A.? What's more American than buying into an American company  and keeping the American Dream alive and well? Now you can reserve shares in Elio Motors AND make  https://preview.hs-sites.com/_hcms/preview/content/3235131634?preview_key=X_wffNsL&_preview=true&portalId=358290 1/3   8/20/2015 Do You Buy American? your "All In" nonrefundable Elio vehicle reservation to receive:   A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 44,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800*               * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio  Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy  securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the  https://preview.hs-sites.com/_hcms/preview/content/3235131634?preview_key=X_wffNsL&_preview=true&portalId=358290 2/3      8/20/2015  Do You Buy American?     qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.         Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3235131634?preview_key=X_wffNsL&_preview=true&portalId=358290 3/3   8/20/2015 Elio Motors Investment Update            August 15, 2015     Hello CONTACT.FIRSTNAME,  The reason you are receiving this letter, and will be receiving others like it in the future, is to keep  you well-informed of the momentum that continues to build for Elio Motors. To date, our  innovative crowdfunding campaign has commanded the attention of more than 7,800 supporters  who expressed non-binding interest in investing over $29 million in Elio Motors’ revolutionary  concept. We’re thrilled that so many people like you are committed to changing the way America  looks at transportation.   This week, we are holding a Supplier Summit to help us take one step closer to production.  Designers and engineers from our world-class network of suppliers will put the finishing touches on designs for engineering prototypes that will eventually become the E1 through E25. These vehicles will be funded by money raised in the crowdfunding initiative that you have already  expressed an interest in supporting and will be used for a variety of testing and validation  purposes. It’s a critical step in our development.  Also, in the very near future, Elio Motors will file with the Securities and Exchange Commission (SEC) for authorization to offer a formal investment in the company. But that doesn’t mean the time to express interest is over. There is still time for someone you know to show interest in becoming an investor in Elio Motors through this Regulation A+ investment opportunity. That is, up until we receive authorization from the SEC to proceed with our offering. Once that occurs, the opportunity to express interest will come to a close.   Anyone still interested in expressing a non-binding indication of interest in becoming an Elio  Motors’ investor can go to our crowdfunding website. In addition, please continue to share this  opportunity by:  1. Creating a list of people you know and who might be interested in becoming a part of this movement and unique investment opportunity.  2. Reach out to them with this link www.eliomotors.com/equity. Send them an email, find them  on Twitter, post on their Facebook wall.  https://preview.hs-sites.com/_hcms/preview/content/3213700866?preview_key=mlaMVnKS&_preview=true&portalId=358290 1/2   8/20/2015 Elio Motors Investment Update 3. Introduce them to Elio Motors, the company, by sharing the Alter the Course video.  4. Share the video clip of Paul Elio's most recent interview with The Motley Fool <click here> to  learn more about Paul and also the purpose of this project.   5. Consider increasing your expressed interest of shares.  Thank you for being a part of the Elio Motors family and for your help with keeping the momentum going.   The Elio Motors Team         No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until  Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked,  without obligation or commitment of any kind, at any time before notice of its acceptance is given after the  qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any  kind.           Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3213700866?preview_key=mlaMVnKS&_preview=true&portalId=358290 2/2   8/20/2015 How Do You Unify a Nation?   Unity is the cornerstone that has made America great. So when Elio Motors focuses on bringing upwards of  1,500 direct jobs to our Shreveport facility, plus an additional 1,500 from the supply base, Elio Motors  corporate, sales and service once full production is underway, plus approximately 18,000 indirect jobs  nationwide, it just goes to show that together we can play a significant role in bringing manufacturing back to  the United States.     Another way Elio Motors is bringing America together?  Everyday folks can now share in the American  Dream by having the opportunity to buy into an American company. Reserve shares in Elio Motors AND make your "All In" nonrefundable Elio vehicle reservation today to receive:  https://preview.hs-sites.com/_hcms/preview/content/3239400264?preview_key=MHUTF-wF&_preview=true&portalId=358290 1/3   8/20/2015 How Do You Unify a Nation? A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 44,000+ reservation holders for as little as $100  Limited edition Elio Motors "Alter The Course" Tshirt (now through August 15, 2015) Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800*               * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.  https://preview.hs-sites.com/_hcms/preview/content/3239400264?preview_key=MHUTF-wF&_preview=true&portalId=358290 2/3   8/20/2015 How Do You Unify a Nation?       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3239400264?preview_key=MHUTF-wF&_preview=true&portalId=358290 3/3   8/20/2015 Taking efficiency to a whole new level!   Americans are all too familiar with austerity. We know that in uncertain economic times the need to do more with less is very real. That's why the time is right for Elio Motors. With an expected price of just $6,800* and up to 84 MPG, Elio is affordable personal transportation for the masses. It's the ideal vehicle for commuters, students, recent grads, and anyone else who appreciates the value of efficiency. And just like Elio is the  "people's" vehicle, Elio Motors is a company that anyone can buy into thanks to the recent JOBS Act  initiative. Now, any American, regardless of income, has the opportunity to invest in startup companies at the groundfloor level. Elio Motors included.  Reserve shares in Elio Motors AND make your "All In" nonrefundable Elio vehicle reservation today  to receive:  https://preview.hs-sites.com/_hcms/preview/content/3225254816?preview_key=xfBRMVPj&_preview=true&portalId=358290 1/3   8/20/2015 Taking efficiency to a whole new level! A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 44,000+ reservation holders for as little as $100  Limited edition Elio Motors Tshirt (now through September 30, 2015)  Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800               * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.  https://preview.hs-sites.com/_hcms/preview/content/3225254816?preview_key=xfBRMVPj&_preview=true&portalId=358290 2/3   8/20/2015 Taking efficiency to a whole new level!       Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3225254816?preview_key=xfBRMVPj&_preview=true&portalId=358290 3/3   8/20/2015 This Stop - Detroit, MI!    Elio Motors Preview Tour Blog The Preview Tour blog is up! Elio Motors had a big week in Detroit with our third annual appearance at the Woodward Dream Cruise. Read  about it here: Click here to be taken directly to it.  https://preview.hs-sites.com/_hcms/preview/content/3250793819?preview_key=F_-9dId5&_preview=true&portalId=358290 1/2   8/20/2015 This Stop - Detroit, MI!        Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3250793819?preview_key=F_-9dId5&_preview=true&portalId=358290 2/2   8/20/2015 Behind the Scenes with Paul Elio - Part 2 - The Supplier Summit    Elio Motors Momentum v15                Behind the Scenes with Paul Elio: Elio Supplier Summits Revolutionize OEM, Supplier Relationships   Thirty-Four World-Class Suppliers Gather to Lay Groundwork for Production Timeline                 Talk to any therapist, marriage counselor, clergy member, or maybe even Dr. Phil or Oprah, and what’s the one thing they say is most important to healthy relationships? Communication.  At Elio Motors, we take that to an exponential level. It’s not enough to have good relationships with our supplier companies individually, it’s just as important that they have good relationships with each other and that they communicate with each other to make positive things happen.   That’s what makes our supplier summits - like the one last week in Troy, Mich. -- so unique and special. We bring 34 suppliers together under one  roof. We talk about challenges. We trade ideas back and forth. We come up with solutions that save costs and improve design and manufacturability.  We tap into the collective brainpower of some of the top minds in the auto industry. It makes us better and it is one of the key strategies that will get us  to the production line.    This most recent supplier summit was perhaps our most important to date. Now that the funding picture is coming into focus thanks to recent  crowdfunding initiatives, we are zeroing in on our production timeline. Our collective supplier team is working together feverishly to iron out minute details that, ultimately, will save our customers money.   The innovative nature of Elio Motors’ supplier relationships can’t be taken lightly. It will take a lot of discussion and decision making between the  company and our supplier partners to get to the finish line. No idea is too big or too small. Paul Elio learned this early in his career as an engineer  working at a supplier company. He came up with a solution to save $1.50 per part... all the supplier had to do was move a bolt hole an inch. The OEM said no. Here is a clip of Paul telling the story to Motley Fool in a recent interview:  https://preview.hs-sites.com/_hcms/preview/content/3254848984?preview_key=xw-h1nPL&_preview=true&portalId=358290 1/2   8/20/2015 Behind the Scenes with Paul Elio - Part 2 - The Supplier Summit                 Part 2: Relationship with our Suppliers   When Paul launched Elio Motors, he realized that he couldn’t climb this mountain alone. His supplier partners were going to be a key part of the  success. It’s one of the reasons communication with our suppliers - especially the listening part - is so important and such a big part of our culture.  Relationships are the lifeblood of business. Communication is what breeds healthy relationships and our supplier summits are how we put this innovative philosophy to work every day. No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Informational Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3254848984?preview_key=xw-h1nPL&_preview=true&portalId=358290 2/2   8/21/2015 How many American companies are loyal to their roots?     Automotive News recently published an article that revealed how many American cars are actually being  manufactured overseas. This got us thinking about what it truly means to be an "American company."  How important it is for products from an American company to actually be made in America? At Elio Motors,  we believe that this is a key principle for maintaining American leadership. It is this sense of loyalty to our  country that is a guiding principle at Elio Motors. Invented in Arizona, engineered in Michigan, and to be  manufactured in Louisiana, Elio is truly American transportation. In fact, when production begins, we'll  directly employ upwards of 1,500 workers in our Shreveport assembly plant plus an additional 1,500 in our  https://preview.hs-sites.com/_hcms/preview/content/3238988571?preview_key=IsgEwlNR&_preview=true&portalId=358290 1/3   8/21/2015 How many American companies are loyal to their roots? supply base, at Elio Motors corporate, and in sales and service.  At Elio Motors, we're altering the course of personal transportation and reigniting American manufacturing.  We've already accepted nearly 45,000 Elio reservations, and now, thanks to a recent JOBS Act initiative,  everyday Americans can reserve shares in Elio Motor's "transportation revolution!" (Yahoo! Finance)  You too can reserve shares in Elio Motors AND make your "All In" nonrefundable Elio vehicle reservation today to receive:  A 50% bonus of your reservation amount up to $500 off the final purchase price  An official place in line as one of 44,000+ reservation holders for as little as $100  Limited edition Elio Motors Tshirt (now through September 30, 2015)  Elio bumper sticker   American made and engineered for:   84 MPG Highway  Highest Safety Standards  $6,800*  https://preview.hs-sites.com/_hcms/preview/content/3238988571?preview_key=IsgEwlNR&_preview=true&portalId=358290 2/3      8/21/2015  How many American companies are loyal to their roots?      * Starting MSRP excludes options, destination/delivery charge, taxes, title and registration  **No money or other consideration is being solicited at this time, and if sent in to Elio Motors, will not be accepted.  No offer to buy securities of Elio Motors can be accepted and no part of the purchase price can be received until Elio Motor’s offering statement is qualified.  Any such offer to buy securities may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance is given after the qualification date.  Any indications of interest in Elio Motor’s offering involves no obligation or commitment of any kind.          Elio Motors 2942 North 24th Street  Suite 114-700  Phoenix,  AZ 85016   US  You received this email because you are subscribed to Promotional Email from Elio Motors.  Update your email preferences to choose the types of emails you receive.  Unsubscribe from all future emails https://preview.hs-sites.com/_hcms/preview/content/3238988571?preview_key=IsgEwlNR&_preview=true&portalId=358290 3/3